                                                                    EXHIBIT 10.5

                       ASSIGNMENT AND ASSUMPTION OF LEASE


     THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "Agreement" or "Assignment") is made and entered into as of this ____ day of May, 1998, by and between RIVER PORT TRUCK STOP, INC. ("Assignor"), and RIVER PORT TRUCK STOP, L.L.C. ("Assignee").

                                  WITNESSETH:

     WHEREAS, Assignor heretofore entered into that certain Lease Agreement dated January 17, 1997 (the "Lease") with S. W. Day and T. Joe Calloway (collectively, "Landlord") covering certain land and improvements situated in West Baton Rouge Parish, Louisiana, being more particulary described in the Lease; and

     WHEREAS, Assignee desires to acquire from Assignor, and Assignor desires to transfer and assign to Assignee, the Lease and all of the rights, benefits, privileges, obligations and duties of the tenant thereunder.

     NOW, THEREFORE, in consideration of the foregoing and the agreements and covenants herein set forth, together with the sum of TEN DOLLARS ($10.00) and other good and valuable consideration this day paid and delivered by Assignee to Assignor, the receipt and sufficiency of all of which are hereby acknowledged by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER AND DELIVER the Lease, and all of the rights, benefits, privileges, obligations and duties of the tenant thereunder subject to all terms, conditions, reservations and limitations set forth in the Lease (such Lease, properties, rights, obligations, and interests, subject as aforesaid, being hereinafter collectively referred to as the "Assigned Lease") unto Assignee.

     TO HAVE AND TO HOLD all and singular the Assigned Lease unto Assignee and Assignee's heirs, legal and personal representatives, successors, and assigns forever, and Assignor does hereby bind Assignor, and Assignor's heirs, legal representatives, successors and assigns, to warrant and forever defend all and singular the Assigned Lease unto Assignee, and Assignee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof.

     1. Representations. Assignor hereby warrants and covenants (i) that Assignor is the owner of the tenant's interest in the Lease; (ii) that this Assignment conveys all of the interest of Assignor in the Lease and conveys Assignor's interest in all security deposits set forth in, required under, or paid by Assignor pursuant to the Lease, if any; (iii) to the actual

                                       1
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knowledge of Assignor, the Lease is genuine, valid and enforceable in accordance with its terms; and (iv) that Assignor has full right and authority to make this Assignment.

     2. Assumption by Assignee. By accepting this Assignment and by its execution hereof, Assignee hereby assumes and agrees to pay, perform and observe all of the terms, covenants and conditions of the Lease on the part of the tenant therein required to be performed, including the obligation to pay rent of every kind and character and other sums due in accordance with the terms of the Lease to the lessor thereunder accruing from and after the date of this Assignment, but not prior to such date. Assignor shall be solely responsible and liable for any rents or other amounts due or owing under the Lease arising prior to the date of this Assignment.

     3. Indemnity. Assignee hereby agrees to indemnify and hold harmless Assignor from and against any and all claim, liability, loss, cost or expense (including, without limitation, reasonable attorneys' fees) resulting by reason of Assignee's failure to perform any of the obligations assumed by Assignee hereunder.

     4. Binding Effect. All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

     5. Ownership of Assignee; Consent of Landlord. Assignee hereby represents to Assignor and Landlord that Donald I. Williams will own approximately 40% to 50.1% of the ownership interest in Assignee, and Assignor and Assignee acknowledge that Landlord has relied on this representation in determining to grant the consent attached hereto.

     6. Counterparts. This instrument may be executed in two or more counterparts, each of which constitutes an original instrument and all of which constitute one and the same instrument.

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STATE OF
         ---------------

PARISH/COUNTY OF
                 -----------------

     THUS DONE AND SIGNED by Assignor in the presence of me, Notary Public, and the undersigned competent witnesses on the ____ day of May, 1998, after a due reading of the whole.

WITNESSES:                          ASSIGNOR:
                                    --------

                                    RIVER PORT TRUCK STOP, INC.

                                    By:
------------------------------         ----------------------------------
                                    Printed Name:
                                                 ------------------------
                                    Title:
                                          -------------------------------
------------------------------



                       ---------------------------------
                                 Notary Public
                        My Commission Expires:
                                              ----------

                                       3
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STATE OF
         ---------------

PARISH/COUNTY OF
                 -----------------



     THUS DONE AND SIGNED by Assignee in the presence of me, Notary Public, and the undersigned competent witnesses on the ____ day of May, 1998, after a due reading of the whole.

WITNESSES:                          ASSIGNEE:
                                    --------

                                    RIVER PORT TRUCK STOP, L.L.C.

                                    By: NORTH AMERICAN GAMING AND
                                        ENTERTAINMENT CORPORATION,
                                        a Member

                                    By:
------------------------------         ----------------------------------
                                    Printed Name:
                                                 ------------------------
                                    Title:
                                          -------------------------------
------------------------------


                       ---------------------------------
                                 Notary Public
                        My Commission Expires:
                                              ----------

                                       4
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STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


     THUS DONE AND SIGNED by Assignee in the presence of me, Notary Public, and the undersigned competent witnesses on the ____ day of May, 1998, after a due reading of the whole.

WITNESSES:                          ASSIGNEE:
                                    --------

                                    RIVER PORT TRUCK STOP, L.L.C.


                                    By:
------------------------------         ----------------------------------
                                       Donald I. Williams, as Member



------------------------------



                       ---------------------------------
                                 Notary Public
                        My Commission Expires:
                                              ----------

                                       5
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               CONSENT OF LANDLORD AND CONFIRMATION OF EXTENSION

     In reliance on the covenants, conditions, representations, and other provisions of this Assignment, Landlord does hereby consent to the assignment of the Lessee's interest in the Lease by Assignor to Assignee as evidenced by and subject to the terms of this Assignment, and Landlord hereby expressly agrees that the extension of the construction deadline to September 30, 1998, which was granted by Landlord in a letter dated February 6, 1998, shall be available to and shall be hereby deemed granted to Assignee, notwithstanding the provisions of the second paragraph of such letter of February 6, 1998. Landlord joins in the execution of this Assignment for the sole purpose of evidencing such consent and confirmation that such extension is available to Assignee.

                                    LANDLORD:
                                    --------


                                    ---------------------------------
                                    S. W. Day


                                    ---------------------------------
                                    T. Joe Calloway

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